UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2015

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 4.01    Changes in Registrant's Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of First Financial Bancorp. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm. As a result of this process, on August 25, 2015 the Committee approved the appointment of Crowe Horwath LLP (“Crowe Horwath”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, subject to completion by Crowe Horwath of its standard client acceptance procedures. Ernst & Young LLP (“EY”) served as the Company’s independent registered public accounting firm for the years ended December 31, 2014 and 2013, and has been engaged to serve for the year ending December 31, 2015. The decisions of the Committee were also approved by the Company’s Board of Directors.

The reports of EY on the Company’s consolidated financial statements for the years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2014 and 2013, and in the subsequent period through August 25, 2015, there were no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the Security and Exchange Commission (SEC) occurred during the fiscal years ended December 31, 2014 or 2013 or through August 25, 2015.

The Company requested EY to furnish it with a letter addressed to the SEC stating whether EY agrees with the above statements. A copy of EY’s letter, dated August 26, 2015, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2014 and 2013 and through the appointment of Crowe Horwath on August 25, 2015 for purposes of the 2016 audit, neither the Company nor anyone acting on its behalf consulted Crowe Horwath regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with EY on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01    Financial Statements and Exhibits.

The following exhibit is furnished with this report pursuant to Item 4.01.

(d)	Exhibits:

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated August 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	August 26, 2015

Form 8-K                                First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated August 26, 2015